UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549

                                    FORM 8-K

                             CURRENT REPORT PURSUANT
                          TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


      Date of report (Date of earliest event reported)      DECEMBER 17, 2004
                                                       -------------------------

                               IWO HOLDINGS, INC.
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             (Exact Name of Registrant as Specified in Its Charter)


                                    DELAWARE
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                 (State or Other Jurisdiction of Incorporation)


        333-39746                                         14-1818487
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(Commission File Number)                       (IRS Employer Identification No.)


           901 LAKESHORE DRIVE
            LAKE CHARLES, LA                                      70601
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(Address of Principal Executive Offices)                       (Zip Code)


                                 (337) 436-9000
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              (Registrant's Telephone Number, Including Area Code)


                                 NOT APPLICABLE
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          (Former Name or Former Address, if Changed Since Last Report)


      Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

      |_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

      |_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

      |_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

      |_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 1.01. ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT

           On December 17, 2004, Independent Wireless One Corporation ("IWO"), a PCS Affiliate of Sprint wholly-owned by IWO Holdings, Inc. ("IWO Holdings"), and Sprint Spectrum L.P., Sprint Telephony PCS, L.P. and WirelessCo, L.P. (collectively, "Sprint") entered into Addendum V to Sprint PCS Management Agreement and Sprint PCS Services Agreement (the "Addendum"). The Addendum contains amendments to the Sprint PCS Management Agreement, the Sprint PCS Services Agreement, the Sprint Trademark and Service Mark License Agreement and the Sprint Spectrum Trademark and Service Mark License Agreement, each of which was entered into on February 9, 1999 by IWO and Sprint. Among other changes, the Addendum modified the fee structure for back office billing and service charges, new customer activation fees and roaming rates. The new fees will be effective retroactively to November 1, 2004 and continue through December 31, 2006. The Addendum also added a most favored nations provision that grants IWO, through December 31, 2006, the right to amend its Sprint PCS Management and Service Agreements to obtain the most favorable terms provided to other PCS affiliates of Sprint of similar size. In addition, the Addendum reduced IWO's network build-out requirements for certain locations in Vermont, New Hampshire and New York, substantially lowering IWO's projected capital expenditures to build-out and service these areas.

           In connection with the Addendum, IWO and IWO Holdings also executed a Settlement Agreement and Mutual Release (the "Settlement Agreement") with Sprint on December 17, 2004, which provides for the settlement of various financial and contractual disputes between IWO and Sprint, including all previously disputed charges as of October 31, 2004. The Settlement Agreement also provides for mutual releases between IWO and IWO Holdings, on the one hand, and Sprint, on the other hand. The Settlement Agreement and the Addendum are subject to various conditions prior to their becoming effective, including that IWO Holdings' previously disclosed restructuring become effective pursuant to a confirmed and consummated pre-packaged chapter 11 bankruptcy plan of reorganization by no later than March 15, 2005. The foregoing description of the transactions between IWO and IWO Holdings and Sprint is qualified in its entirety by reference to the terms of the Addendum and the Settlement Agreement which are attached hereto as
Exhibit 10.1 and Exhibit 10.2, respectively.

ITEM 9.01. FINANCIAL STATEMENTS AND EXHIBITS

(c)        Exhibits.

10.1 Addendum V to Sprint PCS Management Agreement and Sprint PCS Services Agreement, dated as of December 17, 2004.

10.2 Settlement Agreement and Mutual Release, by and among Sprint Spectrum L.P., Sprint Communications Company L.P., WirelessCo, L.P., Independent Wireless One Corporation and IWO Holdings, Inc., dated as of December 16, 2004.


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
                                   SIGNATURES

           Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                              IWO HOLDINGS, INC.

                              By: /s/ James J. Loughlin, Jr.
                                  -----------------------------------------
                                  Name:  James J. Loughlin, Jr.
                                  Title:  Chief Restructuring Officer


Date: December 22, 2004























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
                                  EXHIBIT INDEX


EXHIBIT NO.                             DESCRIPTION
-----------                             -----------

10.1 Addendum V to Sprint PCS Management Agreement and Sprint PCS Services Agreement, dated as of December 17, 2004.

10.2 Settlement Agreement and Mutual Release, by and among Sprint Spectrum L.P., Sprint Communications Company L.P., WirelessCo, L.P., Independent Wireless One Corporation and IWO Holdings, Inc., dated as of December 16, 2004.


















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